UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2015

________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)

________________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On May 1, 2015, LKQ Corporation (the "Company") issued a press release announcing that members of senior management of the Company will make presentations at the following investor conferences:

•	May 6, 2015: Baird's 2015 Growth Stock Conference
Four Seasons Hotel, Chicago, Illinois

•	May 13, 2015: 9th Annual Barrington Research Spring Conference
Four Seasons Hotel, Chicago, Illinois

A copy of the presentation materials will be available under Presentations in the Investor Relations section of the Company's website, www.lkqcorp.com, on the presentation dates.
The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The financial data contained in the presentation materials includes earnings before interest, taxes, depreciation and amortization ("EBITDA") and provides a reconciliation of net income to EBITDA. The financial data contained in the presentation materials also includes adjusted net income and adjusted diluted earnings per share ("EPS") and provides a reconciliation of net income and diluted EPS to adjusted net income and adjusted diluted EPS. The Company defines adjusted net income and adjusted diluted EPS as net income and diluted EPS adjusted to eliminate the impact of restructuring and acquisition related expenses, net of tax, loss on debt extinguishment, net of tax, and the change in fair value of contingent consideration liabilities. EBITDA, adjusted net income and adjusted diluted EPS are not measures of financial performance under generally accepted accounting principles in the United States.
We have presented EBITDA, adjusted net income and adjusted diluted EPS information solely as supplemental disclosures because we believe they offer investors, securities analysts and other interested parties useful information regarding our results of operations because they assist in analyzing our performance and the value of our business. EBITDA provides insight into our profitability trends, and allows management and investors to analyze our operating results with and without the impact of depreciation, amortization, interest and income tax expense. We believe EBITDA is used by securities analysts, investors and other interested parties in evaluating companies, many of which present EBITDA when reporting their results. EBITDA should not be construed as an alternative to operating income, net income or net cash provided by (used in) operating activities, as determined in accordance with accounting principles generally accepted in the United States. Adjusted net income and adjusted diluted EPS are presented as supplemental measures of our performance that management believes are useful for evaluating and comparing our operating activities across reporting periods. Adjusted net income and adjusted diluted EPS should not be construed as alternatives to net income or diluted EPS as determined in accordance with accounting principles generally accepted in the United States. Not all companies that report EBITDA, adjusted net income and adjusted diluted EPS information calculate these measures in the same manner as we do and, accordingly, our calculations are not necessarily comparable to similarly named measures of other companies and may not be appropriate measures for performance relative to other companies.
A copy of the May 1, 2015 press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	LKQ Corporation Press Release dated May 1, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 5, 2015

LKQ CORPORATION

By:	/s/ DOMINICK ZARCONE
Dominick Zarcone
Executive Vice President and Chief Financial Officer